UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 12, 2012

BPZ Resources, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(Address of Principal Executive Offices)

(281) 556-6200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Severance Agreement with Mr. Manuel Pablo Zúñiga-Pflücker – BPZ Resources, Inc. (the “Company”) entered into an executive severance agreement (“Severance Agreement”) with Mr. Manuel Pablo Zúñiga-Pflücker on October 12, 2012.  The Severance Agreement was approved by the Compensation Committee and the independent members of the Board of Directors.  The Severance Agreement has an initial term of two years that commences on October 12, 2012.  On October 12, 2014, the Severance Agreement is automatically extended for one year and on each annual anniversary thereafter, unless a notice of non-renewal is provided.

The Severance Agreement provides Mr. Zúñiga-Pflücker with certain payments and benefits upon termination of employment.  If the Company terminates Mr. Zúñiga-Pflücker’s employment for any reason (each as defined in the Severance Agreement), then the Company will provide Mr. Zúñiga-Pflücker with the following compensation and benefits: (1) his unpaid base salary and unpaid accrued vacation through the date of termination; (2) any unpaid annual bonus for the fiscal year in which the date of termination occurs; (3) any vested , but not forfeited amounts or benefits earned under the Company’s employee benefits programs, policies or award agreements; and (4) continued coverage under certain insurance policies.  If the Company terminates Mr. Zúñiga-Pflücker’s employment due to death or total disability, then the Company will provide Mr. Zúñiga-Pflücker with the following additional compensation and benefits: (1) his annual or incentive compensation prorated through the termination date.  If the Company terminates Mr. Zúñiga-Pflücker’s employment due to involuntary termination without cause or voluntary resignation for good reason by the executive then the Company will provide Mr. Zúñiga-Pflücker with the following additional compensation and benefits: (1) his base salary will continue twenty-four months after the severance period; (2) an amount equal to an average of the annual bonuses paid to Mr. Zúñiga-Pflücker for the two calendar years preceding the year of termination of employment, multiplied by 2.0; and (3) career transition services for 6 months.

Mr. Zúñiga-Pflücker will not be entitled to a gross-up payment under the Severance Agreement for the excise taxes that may be levied on “excess parachute payments” (within the meaning of Section 280G of the Internal Revenue Code) made to him upon a change of control.  The Severance Agreement provides that in the event Mr. Zúñiga-Pflücker receives any excess parachute payments, he will have to either pay the excise tax without assistance from the Company or have the payments reduced, if it would be more favorable to him on an after-tax basis.

In addition, Mr. Zúñiga-Pflücker will be bound by an obligation of confidentiality and non-disparagement for an indefinite duration with respect to the Company and its affiliates.

Severance Agreement with Mr. Richard J. Spies – The Company entered into a Severance Agreement with Mr. Richard J. Spies on October 12, 2012.  The Severance Agreement was approved by the Compensation Committee and the independent members of the Board of Directors.  The Severance Agreement has an initial term of two years that commences on October 12, 2012.  On October 12, 2014, the Severance Agreement is automatically extended for one year and on each annual anniversary thereafter, unless a notice of non-renewal is provided.

The Severance Agreement provides Mr. Spies with certain payments and benefits upon termination of employment.  If the Company terminates Mr. Spies’ employment for any reason (each as defined in the Severance Agreement), then the Company will provide Mr. Spies with the following compensation and benefits: (1) his unpaid base salary and unpaid accrued vacation through the date of termination; (2) any unpaid annual bonus for the fiscal year in which the date of termination occurs; (3) any vested , but not forfeited amounts or benefits earned under the Company’s employee benefits programs, policies or award agreements; and (4) continued coverage under certain insurance policies.  If the Company terminates Mr. Spies’ employment due to death or total disability, then the Company will provide Mr. Spies with the following additional compensation and benefits: (1) his annual or incentive compensation prorated through the termination date.  If the Company terminates Mr. Spies’ employment due to involuntary termination without cause or voluntary resignation for good reason by the executive then the Company will provide Mr. Spies with the following additional compensation and benefits: (1) his base salary will continue eighteen months after the severance period; (2) an amount equal to an average of the annual bonuses paid to Mr. Spies for the two calendar years preceding the year of termination of employment, multiplied by 1.5; and (3) career transition services for 6 months.

Mr. Spies will not be entitled to a gross-up payment under the Severance Agreement for the excise taxes that may be levied on “excess parachute payments” (within the meaning of Section 280G of the Internal Revenue Code) made to him upon a change of control.  The Severance Agreement provides that in the event Mr. Spies receives any excess parachute payments, he will have to either pay the excise tax without assistance from the Company or have the payments reduced, if it would be more favorable to him on an after-tax basis.

In addition, Mr. Spies will be bound by an obligation of confidentiality and non-disparagement for an indefinite duration with respect to the Company and its affiliates.

Severance Agreement with Mr. Richard S. Menniti – The Company entered into a Severance Agreement with Mr. Richard S. Menniti on October 12, 2012.  The Severance Agreement was approved by the Compensation Committee and the independent members of the Board of Directors.  The Severance Agreement has an initial term of two years that commences on October 12, 2012.  On October 12, 2014, the Severance Agreement is automatically extended for one year and on each annual anniversary thereafter, unless a notice of non-renewal is provided.

The Severance Agreement provides Mr. Menniti with certain payments and benefits upon termination of employment.  If the Company terminates Mr. Menniti’s employment for any reason (each as defined in the Severance Agreement), then the Company will provide Mr. Menniti with the following compensation and benefits: (1) his unpaid base salary and unpaid accrued vacation through the date of termination; (2) any unpaid annual bonus for the fiscal year in which the date of termination occurs; (3) any vested , but not forfeited amounts or benefits earned under the Company’s employee benefits programs, policies or award agreements; and (4) continued coverage under certain insurance policies.  If the Company terminates Mr. Menniti’s employment due to death or total disability, then the Company will provide Mr. Menniti with the following additional compensation and benefits: (1) his annual or incentive compensation prorated through the termination date.  If the Company terminates Mr. Menniti’s employment due to involuntary termination without cause or voluntary resignation for good reason by the executive then the Company will provide Mr. Menniti with the following additional compensation and benefits: (1) his base salary will continue eighteen months after the severance period; (2) an amount equal to an average of the annual bonuses paid to Mr. Menniti for the two calendar years preceding the year of termination of employment, multiplied by 1.5; and (3) career transition services for 6 months.

Mr. Menniti will not be entitled to a gross-up payment under the Severance Agreement for the excise taxes that may be levied on “excess parachute payments” (within the meaning of Section 280G of the Internal Revenue Code) made to him upon a change of control.  The Severance Agreement provides that in the event Mr. Menniti receives any excess parachute payments, he will have to either pay the excise tax without assistance from the Company or have the payments reduced, if it would be more favorable to him on an after-tax basis.

In addition, Mr. Menniti will be bound by an obligation of confidentiality and non-disparagement for an indefinite duration with respect to the Company and its affiliates.

Severance Agreement with Mr. J. Durkin Ledgard – The Company entered into a Severance Agreement with Mr. J. Durkin Ledgard on October 12, 2012.  The Severance Agreement was approved by the Compensation Committee and the independent members of the Board of Directors.  The Severance Agreement has an initial term of two years that commences on October 12, 2012.  On October 12, 2014, the Severance Agreement is automatically extended for one year and on each annual anniversary thereafter, unless a notice of non-renewal is provided.

The Severance Agreement provides Mr. Ledgard with certain payments and benefits upon termination of employment.  If the Company terminates Mr. Ledgard’s employment for any reason (each as defined in the Severance Agreement), then the Company will provide Mr. Ledgard with the following compensation and benefits: (1) his unpaid base salary and unpaid accrued vacation through the date of termination; (2) any unpaid annual bonus for the fiscal year in which the date of termination occurs; (3) any vested , but not forfeited amounts or benefits earned under the Company’s employee benefits programs, policies or award agreements; and (4) continued coverage under certain insurance policies.  If the Company terminates Mr. Ledgard’s employment due to death or total disability, then the Company will provide Mr. Ledgard with the following additional compensation and benefits: (1) his annual or incentive compensation prorated through the termination date.  If the Company terminates Mr. Ledgard’s employment due to involuntary termination without cause or voluntary resignation for good reason by the executive then the Company will provide Mr. Ledgard with the following additional compensation and benefits: (1) his base salary will continue eighteen months after the severance period; (2) an amount equal to an average of the annual bonuses paid to Mr. Ledgard for the two calendar years preceding the year of termination of employment, multiplied by 1.5; and (3) career transition services for 6 months.

Mr. Ledgard will not be entitled to a gross-up payment under the Severance Agreement for the excise taxes that may be levied on “excess parachute payments” (within the meaning of Section 280G of the Internal Revenue Code) made to him upon a change of control.  The Severance Agreement provides that in the event Mr. Ledgard receives any excess parachute payments, he will have to either pay the excise tax without assistance from the Company or have the payments reduced, if it would be more favorable to him on an after-tax basis.

In addition, Mr. Ledgard will be bound by an obligation of confidentiality and non-disparagement for an indefinite duration with respect to the Company and its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1* Exhibit 10.2* Exhibit 10.3* Exhibit 10.4* *
Severance Agreement between Manuel Pablo Zúñiga-Pflücker and BPZ Resources, Inc., dated October 12, 2012.

Severance Agreement between Richard J. Spies and BPZ Resources, Inc., dated October 12, 2012.

Severance Agreement between Richard S. Menniti and BPZ Resources, Inc., dated October 12, 2012.

Severance Agreement between J. Durkin Ledgard and BPZ Resources, Inc., dated October 12, 2012.

Management Contract or Compensatory Plan or Arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: October 16, 2012	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1* Exhibit 10.2* Exhibit 10.3* Exhibit 10.4* *
Severance Agreement between Manuel Pablo Zúñiga-Pflücker and BPZ Resources, Inc., dated October 12, 2012.

Severance Agreement between Richard J. Spies and BPZ Resources, Inc., dated October 12, 2012.

Severance Agreement between Richard S. Menniti and BPZ Resources, Inc., dated October 12, 2012.

Severance Agreement between J. Durkin Ledgard and BPZ Resources, Inc., dated October 12, 2012.

Management Contract or Compensatory Plan or Arrangement.